Q4 2013 Investor Presentation
February  6, 2014
Heritage Financial Corporation
Brian L. Vance, CEO of HFWA and Heritage Bank
Jeffrey J. Deuel, President and COO of Heritage Bank
Donald J. Hinson, Executive Vice President and CFO of HFWA
Exhibit 99.1

This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to:
The expected revenues, cost savings, synergies and other benefits from the pending Washington Banking merger and our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention might be greater than expected;
The possibility that the requisite shareholder approvals for the pending Washington Banking merger may not be obtained;
The credit and concentration risks of lending activities;
Changes in general economic conditions, either nationally or in our market areas;
Competitive market pricing factors and interest rate risks;
Market interest rate volatility;
Balance sheet (for example, loans) concentrations;
Fluctuations in demand for loans and other financial services in our market areas;
Changes in legislative or regulatory requirements or the results of regulatory examinations;
The ability to recruit and retain key management and staff;
Risks associated with our ability to implement our expansion strategy and merger integration;
Stability of funding sources and continued availability of borrowings;
Adverse changes in the securities markets;
The inability of key third-party providers to perform their obligations to us;
The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2014 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.
Forward Looking Statement
Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and
These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission.

ADDITIONAL INFORMATION
In connection with the proposed merger between Heritage Financial Corporation (“Heritage”) and Washington Banking Company (“Washington
Banking”), Heritage has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”). The registration statement includes a preliminary joint proxy statement of Heritage and Washington Banking that also constitutes a preliminary prospectus of Heritage, which, when finalized, will be sent to the shareholders of Heritage and Washington Banking. Shareholders are advised to read the preliminary joint proxy statement/prospectus regarding the proposed merger, the definitive joint proxy statement/prospectus (when it becomes available), and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain, or will contain, as the case may be, important information about Heritage, Washington Banking and the proposed transaction. Copies of all documents relating to the merger filed by Heritage and Washington Banking can be obtained free of charge from the SEC’s website at www.sec.gov . These documents also can be obtained free of charge by accessing Heritage’s website at http://www.hf-wa.com/docs.aspx?iid=1024198 or by accessing Washington Banking’s website at http://investor.washingtonbanking.info/docs.aspx?iid=1025104 . Alternatively, these documents, can be obtained free of charge from
Heritage upon written request to Heritage Financial Corporation, Secretary, 201 Fifth Avenue S.W., Olympia, WA 98501 or by calling (360) 943-1500, or from Washington Banking, upon written request to Washington Banking Company, Secretary, 450 SW Bayshore Drive, Oak Harbor, Washington
98277 or by calling (360) 240-6458.
Heritage, Washington Banking and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of Heritage relating to its 2013 Annual Meeting of Shareholders filed with the SEC by Heritage on March 19, 2013 and the definitive proxy statement of Washington Banking relating to its 2013 Annual Meeting of Shareholders filed with the SEC on March 26, 2013.
These definitive proxy statements can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.
Forward Looking Statement

• Company Information • Financial Performance • Strategic Initiatives 4 Overview

Committed to Community Banking

HERITAGE
FINANCIAL
CORPORATION

Company Information 5

HERITAGE FINANCIAL CORPORATION

SNL Maps
Lake Cowichan
Bellingham
Saanich
Mount Vernon
Victoria
Strait of Juan de Fuca
Oak Harbor
Oroville
Okanogan
Colville Indian Reservati
Everett
Crescent
Forks
Edmonds
Shoreline
Coulee Dam
Chelan
Seattle
Leavenworth
Bremerton
Renton
Wenatchee
Quinault I.R.
Cle Elum
Ephrata
Aberdeen
Elma
Royal City
Centralia
South Bend
Hanford Nuclear Reservation
Connell
Toppenish
Richland
Pasco
Astoria
Yakama I.R.
Seaside
Hermiston
The Dalles
Pendleto
Bay City
Portland
Heppner
Pilot Rock
McMinnville
bing
© 2014 SNL Financial LC. All rights reserved.

Financial data as of December 31, 2013
•
East Vancouver Branch opened January 13, 2014
Overview
NASDAQ Symbol HFWA
Market Capitalization $277 million
Headquarters Olympia, WA
Branches 35
Number of FTE 373
Our Company

Richmond
Surrey
Matsqui
Bellingham
Saanich
Anacortes
Mount Vernon
Oak Harbor
Port Townsend
Port Angeles
Shoreline
Seattle
Bremerton
Renton
Bellevue
WASHINGTON
Federal Way
Lakewood
Tacoma
Olympia
Aberdeen
Centralia
Chehalis
South Bend
Ellensburg
Yakima
Sunnyside
Grandview
Chelan
Wenatchee
Longview
Astoria
Goldendale
Hood River
Stevenson
The Dalles
Vancouver
Hillsboro
Aloha
Portland
Moro

Combination creates $3.3 billion asset franchise with 67
branch locations
(1)
across Washington and Oregon from
Bellingham, WA to Portland, OR
Logical geographic fit
Strength from the North (WBCO) joining strength
from the South (HFWA)
Doubles the branch footprint along the I-5 corridor
#3 deposit market share within combined market
area among banks and thrifts headquartered in
the state of Washington
(2)
Strength of both franchises will provide momentum for
accelerated growth initiatives in King County (Greater
Seattle / Bellevue)
Larger scale, deeper resources, creates new
opportunities
WBCO (30 Branches)
HFWA (36 Branches)
WBCO Proposed (1 Branch)
WBCO Announced Merger
Source: SNL Financial and FDIC deposit reports, as of 6/30/2013
(1) 36 HFWA branches as of 2/3/2014
(2) Combined footprint of all counties in Washington with either a HFWA branch or WBCO branch. Includes all institutions with corporate headquarters in the state of Washington

Financial data as of and for the year ending December 31, 2013
Total Assets $1.66 billion
Net Loans $1.20 billion
Total Deposits $1.40 billion
Tangible Common Equity $184.8 million
Loan/Deposit Ratio 86.0%
Return on Average Assets 0.62%
Net Interest Margin 4.80%
Financial Highlights

Financial Performance 9

Loans
Deposits
Total Assets
% Loans to Deposits
(in millions)
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
100%
95%
90%
85%
80%
75%
2009
2010
2011
2012
2013

10 Balance Sheet

CRE Owner Occupied 25%
Commercial & Industrial 27%
Consumer 4%
Residential Real Estate 4%
Commercial Construction 4%
Residential Construction 2%
CRE Non-Owner Occupied 34%

11 Financial data as of December 31, 2013 Total Loan Portfolio

2009 2010 2011 2012 2013 CAGR
Originated
Loans
$746.1 $720.0 $815.6 $855.4 $960.1 6.51%
Purchased
Covered
Loans
- $128.7 $105.4 $84.0 $57.6 n/a
Purchased
Non-
Covered
Loans
- $131.0 $83.5 $59.0 $185.4 n/a
Total $746.1 $979.8 $1,004.5 $998.4 $1,203.1 12.69%
Dollars in millions
Net Loan Trends

Interest Checking (NOW) 25%
Money Market 17%
Savings 11%
CDs 22%
Non-Interest Demand 25%

Total Deposits	$1.4 billion	Cost of Deposits	0.28%
Non-Maturity Deposits / Total Deposits	78%	Cost of Interest Bearing Deposits	0.37%

13 Financial data as of and for the year ending December 31, 2013 Deposit Base

$1.50
$1.30
$1.10
$0.90
$0.70
$0.50
$0.30
$0.10
-$0.10
($0.09)
$1.05
$0.42
$0.87
$0.61
2009
2010*
2011
2012
2013**

$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.27
$0.21
$0.19
$0.20
$0.19
$0.18
$0.20
$0.04
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13**

Annual Earnings (Loss) Per Share Quarterly Earnings Per Share

*  Includes $0.69 earnings per share related to the after-tax gain on FDIC-assisted acquisitions.
** For the year and quarter ended December 31, 2013, earnings include $0.22 per share and $0.15 per share, respectively, of expenses (after-tax) related to 2013 company initiatives.
Diluted Earnings Per Share

15 Strategic Initiatives 15

•
Acquisitions
• Enhance Pacific Northwest footprint
•
Organic Growth
• Projected originated loan growth of 3-5% with actual growth of 11.8%
• Maintain loan to deposit ratio 85-90% with year-end at 86%
•
Efficiency Improvements
• Assets per Employee (ApE)
• Deposits per Branch (DpB)

2013 Strategic Initiatives

2013
Key Accomplishments
Q1 Merger and Conversion with Northwest Commercial Bank
Q2 Central Valley Bank Subsidiary Consolidation
Q3 Merger with Valley Community Bancshares, Inc. (Valley Bank)
Q4
Core System Conversion
Valley Bank Conversion
Closed 3 Heritage Bank Branches
Consolidated 4 of 8 Valley Bank Branches
Announced WBCO Merger

As of Period End
Dec 31, 2012 Sept 30, 2013 Dec 31, 2013
YOY %
Change
Total Assets $1,345,540 $1,674,417 $1,659,038 23%
Total Deposits $1,117,971 $1,425,985 $1,399,189 25%
Number of Branches 33 42 35 6%
Avg. Deposits per Branch $33,878 $33,952 $39,977 18%
Number of FTE 363 415 373 2%
Avg. Assets per Employee $3,707 $4,035 $4,448 20%
Dollars in thousands
Resulting Performance Metrics

Long term cash dividend strategy is 35% to 40% payout range.

2011 2012 2013
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Quarterly
Dividend
- $.03 $.05 $.05 $.06 $.08 $.08 $.08 $.08 $.08 $.08 $.08
Special
Dividend
- - - $.25 - $.20 - $.30 - $.10 - -
Cash Dividends

20 Conclusion 20

•
Strong financial foundation
•
Positioned to take advantage of the right
opportunities
•
Continued focus on building long-term
franchise value
•
Disciplined approach to acquisitions

Investment Value

Thank You Questions?